UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 31, 2008

UNITED RENTALS, INC.
UNITED RENTALS (NORTH AMERICA), INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	06-1493538
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

Five Greenwich Office Park Greenwich, CT		06831
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (203) 622-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.          Entry into a Material Definitive Agreement.

Amended and Restated Accounts Receivable Facility

Effective January 1, 2009, Calyon New York Branch (“Calyon”), the Bank of Nova Scotia (“Scotia” and together with Calyon, the “Banks”), Atlantic Asset Securitization LLC (“Atlantic”), Liberty Street Funding LLC (“Liberty Street”), United Rentals Receivables LLC II (the “SPV”), United Rentals, Inc. (the “Company”), United Rentals (North America), Inc. (“URNA”) and United Rentals Northwest, Inc. (“URNW”) (collectively the “Originators”) entered into (i) an Amended and Restated Purchase and Contribution Agreement between the Originators, the Company and the SPV; and (ii) an Amended and Restated Receivables Purchase Agreement between the SPV, as Seller, the Company, Atlantic and Liberty Street, as Purchasers, Calyon, as a bank, as purchaser agent for Atlantic and as administrative agent, and Scotia, as a bank and as purchase agent for Liberty (collectively, the “Amended and Restated Agreements”). The Amended and Restated Agreements replace the comparable agreements that initially established an accounts receivable securitization facility in May 2005 and were last amended in October 2006. The Amended and Restated Agreements, among other things, provide for an increase in the accounts receivable securitization facility from $300 million to $325 million and make adjustments to the receivables subject to purchase and otherwise to accommodate the establishment of an LKE program (as defined and discussed below). In connection with entering into the Amended and Restated Agreements, the Company also agreed to a modified pricing structure which is based on (i) the Company’s senior secured leverage ratio, as defined in URNA’s senior secured credit facility (entered into in June 2008) and (ii) the securitization facility utilization percentage. Copies of the Amended and Restated Agreements are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated by reference herein. The foregoing summary is qualified in its entirety by reference to the full texts of the Amended and Restated Agreements. In connection with executing the Amended and Restated Agreements, the Company also separately confirmed that its performance undertaking given in May 2005 in connection with the initial establishment of the securitization facility remains in full force and effect after the amendment and restatements.

Like-Kind Exchange Program

Effective January 1, 2009, the Company, through its URNA and URNW subsidiaries, has established a like-kind exchange asset management program (the “LKE program”) for its equipment whereby the tax on gains from the disposal of eligible revenue-earning equipment is deferred. The LKE program enables the Company to exchange (through a qualified intermediary) equipment being relinquished with replacement equipment on a tax-deferred basis and requires the Company to take a carry-over tax basis in the replacement equipment equal to the remaining tax basis of relinquished equipment, with certain adjustments. A copy of the Master Exchange Agreement is attached hereto as Exhibit 10.3 and incorporated by reference herein, and the foregoing summary is qualified in its entirety by reference to the full text thereof.

Item 2.03.          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in the first paragraph of Item 1.01 of this Report under the heading entitled “Amended and Restated Accounts Receivable Facility” is incorporated by reference under this Item.

Item 5.02.          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 24, 2008, the Company announced that, effective December 1, 2008, Martin E. Welch III, who had been serving as the Company’s chief financial officer since March 2006, would step down from that position and be replaced by William B. Plummer. The Company also disclosed in a Current Report on Form 8-K filed the next day (the “Form 8-K”) that it had agreed to pay Mr. Welch his regular base salary during a transition period expected to continue until March 31, 2009, but which could be terminated earlier in the Company’s discretion. The Form 8-K also disclosed that Mr. Welch would receive (i) the severance benefits to which he is entitled under Section 4(d) of his employment agreement (applicable to a termination by him with “Good Reason” or a termination by the Company without “Cause”) (190% of base salary paid over a one year period), (ii) full or pro rata vesting of his remaining outstanding time-vested RSU grant (depending upon the date and manner of the end of the transition period) and (iii) his performance-based cash bonus and performance-based RSU vesting for 2008, in each case to the extent that the respective performance goals for such awards are certified by the Compensation Committee of the Company as having been met at or above threshold levels.

On December 31, 2008, the Company entered into a formal separation agreement with Mr. Welch incorporating the above-described terms, as well as a general release from Mr. Welch, certain provisions intended to comply with the requirements of Internal Revenue Code Section 409A and a commitment to pay his post-termination COBRA premiums for one year as a part of his overall severance. A copy of the agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference, and the foregoing summary is qualified in its entirety by reference to the full text thereof.

Item 9.01.          Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1

Amended and Restated Purchase and Contribution Agreement, dated as of December 22, 2008, by and among United Rentals Receivables LLC II, United Rentals, Inc., United Rentals (North America), Inc. and United Rentals Northwest, Inc. (without annexes)

10.2

Amended and Restated Receivables Purchase Agreement, dated as of December 22, 2008, by and among Calyon New York Branch, The Bank of Nova Scotia, Atlantic Asset Securitization LLC, Liberty Street Funding LLC, United Rentals Receivables LLC II and United Rentals, Inc. (without annexes)

10.3	Master Exchange Agreement, dated as of January 1, 2009 by and among United Rentals Exchange, LLC, IPX1031 LLC, United Rentals (North America), Inc. and United Rentals Northwest, Inc.

10.4	Separation Agreement and General Release, dated December 31, 2008, between United Rentals, Inc. and Martin E. Welch III.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2009	UNITED RENTALS, INC.

	By:	/s/ Roger E. Schwed

Name: Roger E. Schwed
Title: General Counsel

UNITED RENTALS (NORTH AMERICA), INC.

	By:	/s/ Roger E. Schwed

Name: Roger E. Schwed
Title: General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1

Amended and Restated Purchase and Contribution Agreement, dated as of December 22, 2008, by and among United Rentals Receivables LLC II, United Rentals, Inc., United Rentals (North America), Inc. and United Rentals Northwest, Inc. (without annexes)

10.2

Amended and Restated Receivables Purchase Agreement, dated as of December 22, 2008, by and among Calyon New York Branch, The Bank of Nova Scotia, Atlantic Asset Securitization LLC, Liberty Street Funding LLC, United Rentals Receivables LLC II and United Rentals, Inc. (without annexes)

10.3	Master Exchange Agreement, dated as of January 1, 2009, by and among United Rentals Exchange, LLC, IPX1031 LLC, United Rentals (North America), Inc. and United Rentals Northwest, Inc.

10.4	Separation Agreement and General Release, dated December 31, 2008, between United Rentals, Inc. and Martin E. Welch III.